                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                          ----------------------------

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  June 22, 2000
                    ----------------------------------------
                    (Report Date of Earliest Event Reported)


                        Millennium Pharmaceuticals, Inc.
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             (Exact name of Registrant as Specified in its Charter)



            DELAWARE                    0-28494                  04-3177038
----------------------------          -----------            -------------------
(State or Other Jurisdiction          (Commission              (IRS Employer
       of Incorporation)              File Number)           Identification No.)


       75 Sidney Street, Cambridge, Massachusetts          02139
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         (Address of Principal Executive Offices)         Zip Code)


       Registrant's telephone number, including area code: (617) 679-7000



--------------------------------------------------------------------------------
          (Former Name or Former Address if Changed Since Last Report)


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ITEM 5:  OTHER EVENTS

         On June 23, 2000, Millennium Pharmaceuticals, Inc. (the "Company") issued a press release to announce that it had entered into an alliance with Aventis Pharma, the pharmaceutical company of Aventis S.A., covering the development and commercialization of drugs for the treatment of inflammatory diseases; the joint development of new drug discovery technologies; the transfer of key elements of the Company's technology platform to Aventis; and the purchase of an equity interest in the Company by Aventis. A copy of the press release is attached to this current Report on Form 8-K as Exhibit 99.1. The closing of the alliance will be subject to expiration or early termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:  June 30, 2000                          MILLENNIUM PHARMACEUTICALS, INC.



                                               /s/ John B. Douglas III
                                               --------------------------------
                                               John B. Douglas III
                                               General Counsel


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                                  EXHIBIT INDEX

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          EXHIBIT NUMBER                             DESCRIPTION
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


               99.1                       Press Release dated June 23, 2000
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